EXHIBIT 10.09

November 21, 2003
Mr. Marton B. Grossman
DYNAMIC INTERNATIONAL, INC.,
D/B/A DYNAMIC CLASSICS
58 Second Avenue
Brooklyn, NY 11215


     LETTER AMENDMENT (REF. #111804*G) (AMENDMENT "G") TO THE LICENSE AGREEMENT EFFECTIVE JANUARY 09, 1993 BETWEEN DAIMLERCHRYSLER COPRORATION AND DYNAMIC INTERNATIONAL, INC., D/B/A DYNAMIC CLASSICS COVERING "JEEP" (REF. #111804) (AGREEMENT)

Dear Mr. Grossman

The following, when signed by you and counter-executed by DaimlerChrysler Corporation (hereinafter "DC"), shall constitute an Amendment to the above-referenced Agreement as follows:

         SUMMARY SHEET - PARAGRAPH 4. -TERM:

  The Term of the Agreement is hereby extended for a period of five (5) years, and is scheduled to expire on December 31, 2010.

         SUMMARY SHEET - PARAGRAPH 7. - MINIMUM GUARANTEE:

         In consideration of the additional rights granted hereunder, Licensee agrees to pay DC a Minimum Guarantee payment in the amount of US $2,225,000.00 due and payable as follows:


DATE      AMOUNT                                           REMARKS
2006      US$400,000 for sales made in calendar year 2006  Payments will be made in four (4) equal installments of
                                                           US$100,000 due on the 1st of January, April, July, & October 2006
2007      US$400,000 for sales made in calendar year 2007  Payments will be made in four (4) equal installments of
                                                           US$100,000 due on the 1st of January, April, July, & October 2007
2008      US$450,000 for sales made in calendar year 2008  Payments will be made in four (4) equal installments of
                                                           US$112,500 due on the 1st of January, April, July, & October 2008
2009      US$475,000 for sales made in calendar year 2009  Payments will be made in four (4) equal installments of
                                                           US$118,750 due on the 1st of January, April, July, & October 2009
2010      US$500,000 for sales made in calendar year 2010  Payments will be made in four (4) equal installments of
                                                           US$125,000 due on the 1st of January, April, July, & October 2010


         Licensee further agrees that the royalty payment referenced herein shall be in addition to any other advances due under the terms of the Agreement; and that such payment may not be cross-credited against advances which have already been paid or become due; and that payments may only be credited against sales of the Licensed Product under the extended period, January 01, 2006 to December 31, 2010, to which such payments apply.

  MINIMUM NET SALES:

  Licensee agrees to achieve the Minimum Net Sales for the additional rights granted hereunder in the amount of US $50,000,000.00 as follows:


2006       US$8,000,000          Or  seventy-five  percent  (75%) of the sales made  during the previous  year,  whichever  is greater
2007       US$9,000,000          Or  seventy-five  percent  (75%) of the sales made  during the previous  year,  whichever  is greater
2008       US$10,000,000         Or  seventy-five  percent  (75%) of the sales made  during the previous  year,  whichever  is greater
2009       US$11,000,000         Or  seventy-five  percent  (75%) of the sales made  during the previous  year,  whichever  is greater
2010       US$12,000,000         Or  seventy-five  percent  (75%) of the sales made  during the previous  year,  whichever  is greater



         SUMMARY SHEET - PARAGRAPH 17 - ADDITIONAL TERMS:

Licensee shall maintain showroom facilities and experienced senior staff that will be dedicated to design, manufacturing and sales of the Jeep branded Licensed Articles.

Except as specifically modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Assuming the preceding statements accurately reflect your understanding, please sign the original and all copies of this Amendment in the space provided, and return them to me. We will then have the Amendment executed and return a fully-executed copy to you for your files. Of course, no binding modification exists until one fully-executed copy of the Amendment has been returned to you.

If you have any questions, feel free to contact Roger Lippman.

Sincerely yours,

Glory Ekpe
Director, Contracts

AGREED TO AND ACCEPTED BY:
DAIMLERCHRYSLER CORPORATION                 DYNAMIC INTERNATIONAL, INC.,
                                               D/B/A DYNAMIC CLASSICS



By: /s/ Donna L. Berry                          By:  /s/ Marton B. Grossman
    --------------------------------                ----------------------------
         Donna L. Berry                                  Marton B. Grossman

Title: Sr. Staff Attorney-Trademarks         Title:   President
    --------------------------------                ----------------------------

Date:   November 24, 2003                     Date:   December 3, 2003
    --------------------------------                ----------------------------